UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22716

Stone Harbor Emerging Markets Total Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: June 1, 2015 – November 30, 2015

Item 1.  Report to Stockholders.

Stone Harbor
Investment Partners

November 30, 2015

Semi-Annual Report

Emerging Markets Total Income Fund

Distribution Policy

November 30, 2015

Stone Harbor Emerging Markets Total Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund began distributing $0.1511 per share on a monthly basis in December 2012.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long term capital gains and short term capital gains and return capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. In addition, the Fund may distribute more than its income and net realized capital gains, and therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in the Fund is paid back to that shareholder. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported to shareholders during the fiscal year are only estimates and are not provided for tax or financial reporting purposes. The actual amounts and sources of the amounts for tax or financial reporting purposes will depend upon the Fund’s investment experience during the year and are subject to change.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter
November 30, 2015 (Unaudited)

Dear Investor,

The Stone Harbor Emerging Markets Total Income Fund (“EDI” or “Fund”) seeks to maximize total return, which consists of income on its investments and capital appreciation. The Fund invests in fixed income securities and related instruments that are economically tied to emerging markets (“EM”) countries, including sovereign external debt, local currency debt (non-U.S. dollar), and corporate debt from EM issuers. Additionally, the Fund may invest up to 20% of its assets in emerging equity markets.

Our investment thesis is straightforward - despite periods of high market volatility, we believe EM debt markets continue to offer attractive investment opportunities for total return investors. That investment thesis has been tested during the six month period ended November 30, 2015 that is covered in this report. Macroeconomic volatility combined with some local developments in key emerging countries has created an extremely challenging environment, especially for local currency denominated EM sovereign debt. Nonetheless, we believe most EM countries maintain prudent debt levels and substantially lower fiscal deficits relative to the developed world. Furthermore, in this era of near-zero interest rates and quantitative easing in the developed world, the majority of EM countries are pursuing orthodox monetary policies, in our view. In addition, we believe EM debt still offers higher yields than advanced economy debt, even though EMs have better fundamentals in most cases, based on our analysis. This combination of high yields and attractive fundamentals supports our efforts to seek to maximize total return.

We believe that a key advantage we have in managing EDI is the latitude to adjust the risk in the portfolio based on fundamental economic and credit views, as well as our assessment of the macroeconomic environment. Our investment process focuses on allocating to three distinct sectors of EM debt - hard currency sovereigns, local currency sovereigns and corporates - each of which tend to behave differently in various macroeconomic environments. We also can invest a portion of EDI in the EM equity markets. We believe these allocation decisions provide important diversification benefits.

In addition, we can vary the amount of leverage used by the Fund depending on our confidence in our return expectations. In general, we employ leverage to seek higher returns. However, when uncertainty rises, and with it greater perceived risks, we can also reduce leverage so that the Fund has less exposure to EM risk.

Performance Review

The total return on net asset value (NAV) of EDI for the six months ending November 30, 2015 was -6.84%, (net of expenses). For the same period, the Fund maintained an average discount to its NAV of 15.20%(1). Market tracking indices for the three sectors of EM debt(2) — external sovereign debt, local currency debt and corporate debt — delivered total returns of -0.64%, -9.63% and -1.99%, respectively, during the reporting period. The relatively poor performance of local currency debt was driven by negative returns from foreign exchange. As discussed above, asset allocation is an important factor in our management of the Fund. Our allocation to local currency sovereign debt ranged from approximately 20% to 23% of the total portfolio during the six month period. The allocation was substantially below our long term allocation to local currency debt.

In the Fund’s exposure to sovereign debt, our holdings in the short duration U.S. dollar-denominated debt of Venezuela had a large positive impact on returns for the six month period. We invested in Venezuela based on our assessment of the country’s ability and willingness to repay debt from U.S. dollar cash flows generated from oil exports. Venezuela distributed coupon, amortization and maturity payments in excess of $5 billion during the period, further affirming its commitment to debt service. In addition to our positioning in Venezuela, our overweight position in Argentina was a strong positive contributor during the period. Our positions in local currency sovereign debt detracted most from absolute returns during the period.

Throughout the reporting period, leverage consisted primarily of short-term reverse repurchase agreements through which the Fund borrowed funds by selling securities under the obligation to repurchase them at a later date at a fixed price. The implied borrowing costs of the repurchase agreements averaged approximately 0.66% per annum. The level of gross leverage reached a maximum of 33.3% of total assets on August 10, 2015 and a minimum of 28.3% on November 3, 2015. By the end of the reporting period, leverage was approximately 30.9%. The Fund’s management team varied borrowing levels to reflect the team’s outlook on EM risk, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risks had risen. The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of slightly less than $1.2 million. Over the course of the reporting period these derivative positions generated net realized gains of approximately $2.1 million and $493,000 in unrealized depreciation for a net increase in operations of $1.6 million. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

2	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter
November 30, 2015 (Unaudited)

Market Review and Outlook

In our view, the total returns for EM indices for the reporting period reflected a combination of events in developed markets and emerging markets overlayed by valuations in emerging markets.

Macroeconomic developments in advanced economies are important inputs into our assessment of the outlook for EM debt returns. The impact of developments outside the emerging markets on emerging market valuations has been a critical variable in the performance of emerging market assets since the end of the 2008 financial crisis. These factors, including weaker-than-expected economic growth, a strong US dollar, and falling oil prices weighed on the Fund’s performance during this six month period. The Fund’s investments in local currency denominated sovereign debt were the segment most negatively impacted by these factors. In our view, foreign exchange rates of emerging market currencies are extremely sensitive to changes in GDP growth expectations. Those growth expectations experienced significant volatility in recent months.

Despite these influences from advanced economies, our fundamental views on emerging markets have not changed. We continue to believe that many EM country growth rates should improve in the next 12-18 months. In our view, expectations for improved U.S. growth, together with recent depreciation of emerging market currencies and prior monetary easing by EM central banks, will support EM growth in the months ahead. But we believe this process will take time. Government debt levels and deficits in most EM countries remain at healthy levels, particularly compared to the U.S., Japan and many developed European countries. We believe investors will again focus on the relative strengths of EM fundamentals and the compelling valuations that have been created over the past year.

In the past, we have detailed some of the key risks to our constructive outlook for emerging markets debt. Today, those risks seem to emanate from both developed and emerging markets countries. The likelihood of increases in U.S. interest rates, the ongoing political and religious strife in the Middle East, weak growth in Europe and the potential for China’s growth rate to fall short of expectations are all potential risks. However, our base case return scenarios for EM debt over the coming year remain positive. Our view derives from a disciplined investment process in which we review the ability and willingness of borrowers to repay their debts. We also assess whether current prices of emerging market bonds, currencies, local interest rates and equities reflect adequate compensation for risk within the current macroeconomic environment. Based on this process, we continue to believe that EM debt returns will be among the highest returns in the fixed income markets.

Other general risks of the Fund relate to our use of leverage and also to the longer-term prospects for a rise in global interest rates. Stone Harbor attempts to mitigate the risk of loss of principal due to the possibility of a general rise in global interest rates through our investment process that determines sector and country allocations, as well as security selection. We seek to reduce interest rate sensitivity during periods of rising interest rates. Notwithstanding these efforts, rising interest rates would increase the Fund’s cost of leverage and could also decrease the value of its portfolio securities, adversely affecting Fund performance.

We continue to believe that investing in EDI may offer an attractive means of capitalizing on further improvements in credit quality in EM. We thank you for your confidence in our ability to invest in these challenging markets and look forward to reporting on EDI in six months.

Sincerely,

Thomas K. Flanagan
Chairman of the Board of Trustees

(1)

Performance on a market value basis, or at market price, will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods, returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

(2)

Market Tracking Indices include External sovereign debt: J.P. Morgan EMBI Global Diversified; Local currency debt: J.P. Morgan GBI-EM Global Diversified; and Corporate debt: J.P. Morgan CEMBI Broad Diversified.

Semi-Annual Report | November 30, 2015	3

Stone Harbor Emerging Markets Total Income Fund	Summary of Portfolio Holdings
November 30, 2015 (Unaudited)

Fund Details

Market Price	$12.26
Net Asset Value (NAV)	$14.49
Premium/(Discount)	(15.39%)
Current Distribution Rate(1)	14.79%
Net Assets (in millions)	$139

Country Allocation
(as a % of total net assets)(3)
Country Breakdown	%

South Africa	18.42%
Brazil	18.10%
Venezuela	14.90%
Mexico	14.04%
Russia	11.43%
Turkey	10.90%
Argentina	5.68%
Colombia	5.02%
Ivory Coast	4.88%
Ecuador	4.69%
Kazakhstan	4.22%
El Salvador	3.86%
Iraq	3.84%
Ghana	2.49%
Angola	2.11%
Nigeria	1.59%
Jamaica	1.41%
Chile	1.36%
Zambia	0.93%
Panama	0.65%
Israel	0.61%
Guatemala	0.60%
Peru	0.60%
Kenya	0.58%
India	0.52%
Sri Lanka	0.36%
Costa Rica	0.35%
Ethiopia	0.30%
Gabon	0.24%
Vanguard FTSE Emerging Markets ETF	2.44%

Total	137.12%

Short Term Security	0.84%

Other Liabilities in Excess of Assets	-37.96%

Total Net Assets	100.00%

Security Type Allocation(2)

Sector
Allocation(2)

Sovereign Local	39.8%

Sovereign External	35.5%

Corporate	16.3%

Equity	5.7%

Cash & Equivalents / U.S. Treasuries	2.7%

Regional
Breakdown(2)

Latin America	50.6%

Africa	22.5%

Europe	18.7%

Middle East	3.2%

Multi	1.7%

Asia	0.6%

Cash & Equivalents / U.S. Treasuries	2.7%

Sovereign Local
Currency Breakdown(2)

South African Rand	13.1%

Brazilian Real	8.6%

Mexican Peso	7.0%

Turkish New Lira	4.5%

Russian Ruble	3.4%

Colombian Peso	3.2%

Indonesian Rupiah	0.0%

Total	39.8%

(1)

Current Distribution Rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and return of capital in order to maintain a level distribution.

(2)

Based on managed assets and investment manager’s sector classifications including derivative exposure. For purposes of this example, managed assets include total net assets plus any borrowings attributed to the use of reverse repurchase agreements and the notional values of credit default swaps and interest rate swaps as described on pages 11 and 12.

(3)	Country refers to country of primary risk exposure, as determined by Stone Harbor. In certain instances, a security’s country of incorporation may be different from its country of risk.

4	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Growth of $10,000 Investment
November 30, 2015 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Total Income Fund and the J.P. Morgan Emerging Markets Bond Indices: EMBI Global Diversified, CEMBI Broad Diversified, and GBI-EM Global Diversified (please refer to page 36 for detailed benchmark descriptions).

Total Returns as of November 30, 2015 (Inception Date, October 25, 2012)

	6 Months	1 Year	3 Year	Since Inception (Annualized)
Stone Harbor Emerging Markets Total Income Fund – NAV	-6.84%	-12.76%	-6.39%	-5.83%
Stone Harbor Emerging Markets Total Income Fund – Market Price	-11.42%	-20.57%	-12.47%	-12.10%
J.P. Morgan CEMBI Broad Diversified	-1.99%	0.58%	2.58%	2.71%
J.P. Morgan EMBI Global Diversified	-0.64%	0.24%	1.70%	1.88%
J.P. Morgan GBI-EM Global Diversified	-9.63%	-18.14%	-8.62%	-7.97%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested and includes all fee waivers and expense reimbursements. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or broker commissions or sales charges in connection with the purchase or sale of Fund shares. Investment return and principal value will vary, and shares, when sold, may be worth more or less than their original cost. Total returns for a period of less than one year are not annualized. Index returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an index.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

Semi-Annual Report | November 30, 2015	5

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
November 30, 2015 (Unaudited)

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	Expressed (in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 81.65%
Angola - 0.95%
Republic of Angola:
	USD	7.000%	08/16/2019	1,188,750	$1,181,320(1)(2)
	USD	9.500%	11/12/2025	145,000	145,725(3)

					1,327,045

Argentina - 3.03%
Republic of Argentina:
	USD	7.000%	04/17/2017	1,781,476	1,747,727(1)
	USD	6.000%	03/31/2023	1,700,000	2,108,000(4)
	EUR	0%	12/15/2035	446,000	48,182
	USD	0%	12/15/2035	1,261,238	130,223
	EUR	2.260%	12/31/2038	313,339	184,565(4)

					4,218,697

Brazil - 14.49%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2017	20,260,000	4,959,904
	BRL	10.000%	01/01/2021	30,000,000	6,278,988
	BRL	10.000%	01/01/2023	25,830,000	5,127,814
Republic of Brazil:
	USD	8.250%	01/20/2034	1,896,000	1,995,540(1)
	USD	7.125%	01/20/2037	1,905,000	1,824,038(1)

					20,186,284

Colombia - 4.40%
Bogota Distrio Capital	COP	9.750%	07/26/2028	6,130,000,000	2,122,478(2)
Republic of Colombia:
	COP	10.000%	07/24/2024	7,100,000,000	2,510,931
	COP	7.750%	09/18/2030	5,200,000,000	1,495,864

					6,129,273

Costa Rica - 0.35%
Republic of Costa Rica:
	USD	4.375%	04/30/2025	300,000	254,812(3)
	USD	7.000%	04/04/2044	269,000	234,871(3)

					489,683

El Salvador - 3.86%
Republic of El Salvador:
	USD	7.750%	01/24/2023	2,820,000	2,835,862(1)(2)
	USD	5.875%	01/30/2025	395,000	346,119(2)
	USD	6.375%	01/18/2027	469,000	412,720(3)
	USD	7.650%	06/15/2035	445,000	401,334(2)
	USD	7.625%	02/01/2041	1,550,000	1,380,469(1)(2)

					5,376,504

Ethiopia - 0.30%
Federal Democratic Republic of Ethiopia	USD	6.625%	12/11/2024	440,000	410,740(3)

Gabon - 0.24%
Republic of Gabon	USD	6.950%	06/16/2025	379,000	327,456(3)

Ghana - 2.49%
Republic of Ghana:
	USD	7.875%	08/07/2023	650,000	555,750(1)(3)
	USD	8.125%	01/18/2026	2,562,000	2,177,700(1)(3)

See Notes to Financial Statements.

6	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
November 30, 2015 (Unaudited)

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	Expressed (in U.S. $)
Ghana (continued)
Republic of Ghana: (continued)
	USD	10.750%	10/14/2030	689,000	$725,862(3)

					3,459,312

Iraq - 3.84%
Republic of Iraq	USD	5.800%	01/15/2028	7,331,000	5,351,630(1)(2)

Ivory Coast - 4.88%
Ivory Coast Government:
	USD	5.375%	07/23/2024	291,000	263,355(3)
	USD	5.750%	12/31/2032	7,256,000	6,537,656(1)(2)(5)

					6,801,011

Jamaica - 1.41%
Jamaican Government:
	USD	7.625%	07/09/2025	1,259,000	1,373,884(1)
	USD	6.750%	04/28/2028	575,000	585,062

					1,958,946

Kenya - 0.58%
Republic of Kenya	USD	6.875%	06/24/2024	887,000	810,275(3)

Mexico - 7.61%
Mexican Bonos:
	MXN	6.250%	06/16/2016	6,305,000	385,975
	MXN	4.750%	06/14/2018	57,890,000	3,510,877
	MXN	10.000%	12/05/2024	87,290,000	6,701,715

					10,598,567

Nigeria - 1.59%
Republic of Nigeria:
	USD	6.750%	01/28/2021	1,846,000	1,811,388(1)(2)
	USD	6.375%	07/12/2023	432,000	406,620(3)

					2,218,008

Panama - 0.65%
Republic of Panama	USD	8.125%	04/28/2034	680,000	906,100(1)

Russia - 4.84%
Russian Federation	RUB	7.050%	01/19/2028	535,078,000	6,745,453

South Africa - 18.19%
Republic of South Africa:
	ZAR	13.500%	09/15/2016	3,167,000	229,840
	ZAR	8.000%	12/21/2018	38,510,000	2,683,072
	ZAR	7.250%	01/15/2020	147,160,000	9,923,231
	ZAR	10.500%	12/21/2026	159,000,000	12,501,796

					25,337,939

Sri Lanka - 0.36%
Republic of Sri Lanka	USD	6.125%	06/03/2025	539,000	504,908(3)

Turkey - 6.48%
Republic of Turkey:
	TRY	8.300%	06/20/2018	5,730,000	1,880,333
	TRY	10.500%	01/15/2020	9,700,000	3,377,894
	TRY	7.100%	03/08/2023	12,230,000	3,559,955

See Notes to Financial Statements.

Semi-Annual Report | November 30, 2015	7

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
November 30, 2015 (Unaudited)

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	Expressed (in U.S. $)
Turkey (continued)
Republic of Turkey: (continued)
	USD	5.750%	03/22/2024	194,000	$207,095

					9,025,277

Venezuela - 0.18%
Republic of Venezuela	USD	13.625%	08/15/2018	400,000	248,741(2)

Zambia - 0.93%
Republic of Zambia:
	USD	8.500%	04/14/2024	648,000	562,788(3)
	USD	8.970%	07/30/2027	852,000	736,980(3)

					1,299,768

TOTAL SOVEREIGN DEBT OBLIGATIONS					113,731,617

(Cost $128,523,821)

CORPORATE BONDS - 44.94%
Angola - 1.16%
Puma International Financing SA	USD	6.750%	02/01/2021	1,607,000	1,615,035(1)(3)

Argentina - 2.65%
YPF SA:
	USD	8.750%	04/04/2024	908,000	897,785(1)(3)
	USD	8.500%	07/28/2025	2,881,000	2,794,570(1)(3)

					3,692,355

Brazil - 2.17%
CIMPOR Financial Operations BV	USD	5.750%	07/17/2024	1,203,000	799,931(3)
ESAL GmbH	USD	6.250%	02/05/2023	1,304,000	1,258,360(3)
GTL Trade Finance Inc.	USD	7.250%	04/16/2044	1,000,000	750,000(3)
Minerva Luxembourg SA	USD	7.750%	01/31/2023	219,000	218,737(3)

					3,027,028

Chile - 1.36%
GeoPark Latin America Ltd. Agencia en Chile	USD	7.500%	02/11/2020	625,000	443,053(3)
VTR Finance BV	USD	6.875%	01/15/2024	1,500,000	1,444,950(1)(3)

					1,888,003

Colombia - 0.62%
Empresas Publicas de Medellin ESP	COP	8.375%	02/01/2021	500,000,000	159,318(2)
Millicom International Cellular SA	USD	6.625%	10/15/2021	669,000	648,796(3)
Pacific Exploration and Production Corp.	USD	5.125%	03/28/2023	176,000	53,680(3)

					861,794

Ecuador - 4.69%
EP PetroEcuador via Noble Sovereign Funding I Ltd.	USD	5.957%	09/24/2019	7,911,579	6,527,053(1)(2)(6)

Guatemala - 0.60%
Comcel Trust via Comunicaciones Celulares SA	USD	6.875%	02/06/2024	1,000,000	837,700(1)(3)

India - 0.52%
Greenko Dutch BV	USD	8.000%	08/01/2019	217,000	230,114(2)
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	235,000	179,479(3)
	USD	8.250%	06/07/2021	242,000	179,642(3)
	USD	7.125%	05/31/2023	200,000	136,000(3)

					725,235

See Notes to Financial Statements.

8	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
November 30, 2015 (Unaudited)

				Maturity	Principal	Market Value
	Counterparty	Currency	Rate	Date	Amount/Share*	Expressed (in U.S. $)
Israel - 0.61%
B Communications Ltd.		USD	7.375%	02/15/2021	775,000	$845,719(3)

Kazakhstan - 4.22%
KazMunayGas National Co. JSC:
		USD	6.375%	04/09/2021	798,000	819,985(3)
		USD	4.400%	04/30/2023	2,192,000	2,061,028(1)(3)
Zhaikmunai LLP		USD	7.125%	11/13/2019	3,500,000	2,992,500(1)(3)

						5,873,513

Mexico - 6.43%
America Movil SAB de CV		MXN	6.000%	06/09/2019	50,000,000	3,026,812
Cemex Finance LLC		USD	9.375%	10/12/2022	500,000	535,875(1)(3)
Metalsa SA de CV		USD	4.900%	04/24/2023	481,000	424,766(3)
Mexichem SAB de CV		USD	5.875%	09/17/2044	1,500,000	1,308,750(1)(3)
Petroleos Mexicanos		USD	5.625%	01/23/2046	241,000	201,837(3)
Sixsigma Networks Mexico SA de CV		USD	8.250%	11/07/2021	1,250,000	1,198,438(1)(3)
Southern Copper Corp.		USD	5.250%	11/08/2042	3,000,000	2,266,800(1)

						8,963,278

Peru - 0.60%
Cia Minera Ares SAC		USD	7.750%	01/23/2021	850,000	837,250(3)

Russia - 6.59%
Evraz Group SA		USD	6.750%	04/27/2018	1,500,000	1,523,400(1)(3)
Gazprom OAO Via Gaz Capital SA		USD	9.250%	04/23/2019	4,366,000	4,939,037(1)(2)
Rosneft Oil Co. via Rosneft International Finance Ltd.		USD	4.199%	03/06/2022	1,079,000	981,890(3)
Severstal OAO Via Steel Capital SA		USD	5.900%	10/17/2022	1,000,000	987,500(3)
Vimpel Communications Holdings BV		USD	7.504%	03/01/2022	200,000	207,250(2)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC		USD	7.748%	02/02/2021	520,000	545,350(2)

						9,184,427

South Africa - 0.23%
Eskom Holdings SOC Ltd.		USD	5.750%	01/26/2021	337,000	321,363(2)

Venezuela - 12.49%
Petroleos de Venezuela SA:
		USD	5.125%	10/28/2016	325,131	255,228
		USD	5.250%	04/12/2017	9,109,500	5,283,510(1)
		USD	8.500%	11/02/2017	18,904,000	11,866,986(1)(2)

						17,405,724

TOTAL CORPORATE BONDS						62,605,477

(Cost $71,604,879)

CREDIT LINKED NOTES - 2.23%
Venezuela - 2.23%
Petroleos De Venezuela (L + 5.000)	Credit Suisse First Boston	USD	5.319%	12/20/2016	5,480,000	3,101,305(6)

TOTAL CREDIT LINKED NOTES						3,101,305

(Cost $4,617,577)

EXCHANGE TRADED FUNDS - 8.30%
iShares® MSCI Brazil Capped ETF		USD	N/A	N/A	89,000	2,004,280
iShares® MSCI Turkey ETF		USD	N/A	N/A	160,673	6,155,383
Vanguard® FTSE Emerging Markets ETF		USD	N/A	N/A	100,000	3,404,000

TOTAL EXCHANGE TRADED FUNDS						11,563,663

(Cost $17,100,946)

See Notes to Financial Statements.

Semi-Annual Report | November 30, 2015	9

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
November 30, 2015 (Unaudited)

			Maturity		Market Value
	Currency	Rate	Date	Shares*	Expressed (in U.S. $)
SHORT TERM INVESTMENTS - 0.84%
Money Market Mutual Funds - 0.84%
Dreyfus Treasury Prime Cash Advantage Fund - Institutional Advantage Shares (7-Day Yield)	USD	0.00004%	N/A	1,176,525	$1,176,525

TOTAL SHORT TERM INVESTMENTS					1,176,525

(Cost $1,176,525)

Total Investments - 137.96%					192,178,587
(Cost $223,023,748)
Liabilities in Excess of Other Assets - (37.96)%					(52,878,914)(7)

Net Assets - 100.00%					$139,299,673

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL	-	Brazilian Real
COP	-	Columbian Peso
EUR	-	Euro
MXN	-	Mexican Peso
RUB	-	Russian Ruble
TRY	-	New Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	On November 30, 2015, securities valued at $83,034,990 were pledged as collateral for reverse repurchase agreements.
(2)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2015, the aggregate market value of those securities was $47,013,468, which represents approximately 33.75% of net assets.

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $35,507,218, which represents approximately 25.49% of net assets as of November 30, 2015.

(4)	Security is in default and therefore is non-income producing.
(5)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2015.
(6)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of November 30, 2015.
(7)	Includes cash which is being held as collateral for derivatives.

Common Abbreviations:
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
ETF	-	Exchange Traded Fund.
FTSE	-	Financial Times and the London Stock Exchange.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
JSC	-	Joint Stock Company.
L	-	LIBOR (London Interbank Offered Rate).
LLC	-	Limited Liability Company.
LLP	-	Limited Liability Partnership.
Ltd.	-	Limited.
MSCI	-	Morgan Stanley Capital International.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PLC	-	Public Limited Company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.

See Notes to Financial Statements.

10	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
November 30, 2015 (Unaudited)

SA de CV	-	A variable capital company.
SAB de CV	-	A variable capital company.
SAC	-	Sociedad Anonima Abierta is the Peruvian term used for a publicly traded corporation.
SOC	-	(South Africa) State owned company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	ZAR	173,989,881	Sale	12/23/2015	$11,979,471	$267,817
Goldman Sachs & Co.	BRL	24,694,831	Sale	01/05/2016	6,307,908	267,035
Goldman Sachs & Co.	BRL	75,106,356	Purchase	02/10/2016	18,974,110	1,849,998
J.P. Morgan Chase & Co.	EUR	215,930	Sale	12/08/2015	228,208	9,445

						$2,394,295

Goldman Sachs & Co.	BRL	24,694,831	Purchase	12/02/2015	$6,378,574	$(259,822)
Goldman Sachs & Co.	BRL	24,694,831	Sale	12/02/2015	6,378,574	(130,830)
Goldman Sachs & Co.	BRL	75,106,356	Sale	02/10/2016	18,974,110	(1,713,836)

						$(2,104,488)

**	The contracted amount is stated in the currency in which the contract is denominated.

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Value

Credit Suisse First Boston	0.750%	12/10/2014	$2,345,250
Credit Suisse First Boston	0.850%	03/09/2015	6,315,400
Credit Suisse First Boston	0.750%	05/12/2015	2,218,370
Credit Suisse First Boston	0.500%	05/21/2015	1,284,000
Credit Suisse First Boston	0.750%	05/27/2015	1,636,000
Credit Suisse First Boston	0.750%	07/07/2015	592,087
Credit Suisse First Boston	0.750%	07/08/2015	490,880
Credit Suisse First Boston	0.650%	07/08/2015	784,346
Credit Suisse First Boston	0.750%	07/31/2015	456,500
Credit Suisse First Boston	0.900%	10/26/2015	1,306,170
Credit Suisse First Boston	1.000%	10/26/2015	2,731,930
Credit Suisse First Boston	0.750%	10/26/2015	1,587,008
Credit Suisse First Boston	0.900%	11/06/2015	2,144,080
Credit Suisse First Boston	0.850%	11/06/2015	1,020,081
Credit Suisse First Boston	0.500%	11/06/2015	4,997,558
Credit Suisse First Boston	0.650%	11/06/2015	1,164,075
Credit Suisse First Boston	0.950%	11/06/2015	1,052,839
Credit Suisse First Boston	0.750%	11/06/2015	1,469,973
Credit Suisse First Boston	1.000%	11/12/2015	689,853
Credit Suisse First Boston	0.900%	11/12/2015	719,200
Credit Suisse First Boston	0.250%	11/24/2015	1,287,600
Credit Suisse First Boston	0.600%	11/25/2015	696,809
Credit Suisse First Boston	0.600%	11/30/2015	8,185,500
J.P. Morgan Chase & Co.	0.500%	09/28/2015	2,328,730
J.P. Morgan Chase & Co.	0.850%	09/28/2015	1,125,300
J.P. Morgan Chase & Co.	0.900%	09/28/2015	3,024,263
J.P. Morgan Chase & Co.	0.900%	09/29/2015	2,301,908
J.P. Morgan Chase & Co.	0.550%	09/29/2015	2,031,967
J.P. Morgan Chase & Co.	0.950%	09/29/2015	1,414,400
J.P. Morgan Chase & Co.	0.800%	09/30/2015	3,641,933
Nomura Securities	0.800%	03/11/2015	1,185,750

			$62,229,760

See Notes to Financial Statements.

Semi-Annual Report | November 30, 2015	11

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
November 30, 2015 (Unaudited)

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION(8)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at November 30, 2015(9)	Notional Amount(10)	Market Value	Upfront Premiums Received	Unrealized Appreciation

Petroleos de Venezuela	Credit Suisse First Boston	5.000%	06/20/2016	37.659%	$ 562,000	$90,439	$170,005	$79,566

						$90,439	$170,005	$79,566

(8)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(9)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(10)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAP CONTRACTS

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Fixed Rate	Market Value	Unrealized Appreciation/(Depreciation)

	Chicago Mercantile
Receive	Exchange	3 month LIBOR	02/06/2025	$16,700,000	1.975%	$100,634	$100,634

						$100,634	$100,634

	Chicago Mercantile
Receive	Exchange	3 month LIBOR	12/23/2019	$16,614,000	1.791%	$(222,977)	$(222,977)
	Chicago Mercantile
Receive	Exchange	3 month LIBOR	12/23/2024	150,000	2.309%	(3,461)	(3,461)

						$(226,438)	$(226,438)

See Notes to Financial Statements.

12	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Assets & Liabilities
November 30, 2015 (Unaudited)

ASSETS:
Investments, at value(1)	$192,178,587
Foreign currency, at value (Cost $24,900)	24,796
Unrealized appreciation on credit default swap contracts	79,566
Unrealized appreciation on forward foreign currency contracts	2,394,295
Receivable for investments sold	20,292,420
Deposits with brokers for credit default swap contracts	260,000
Deposits with brokers for interest rate swap contracts	895,350
Deposits with brokers for forward foreign currency contracts	70,000
Deposits with brokers for reverse repurchase agreements	1,017,000
Interest receivable on credit default swap contracts	5,464
Interest receivable	4,661,892
Prepaid and other assets	24,631
Total Assets	221,904,001

LIABILITIES:
Payable for reverse repurchase agreements	62,229,760
Interest payable on reverse repurchase agreements	127,646
Payable due to brokers for reverse repurchase agreements collateral	226,000
Swap premium received	170,005
Payable for investments purchased	17,225,088
Unrealized depreciation on forward foreign currency contracts	2,104,488
Variation margin payable on interest rate swap contracts	24,118
Interest payable for interest rate swap contracts	224,880
Payable to adviser	169,699
Payable to administrator	28,646
Other payables	73,998
Total Liabilities	82,604,328
Net Assets	$139,299,673

NET ASSETS CONSIST OF:
Paid-in capital	$227,365,256
Undistributed net investment income	4,405,292
Accumulated net realized loss on investments, credit default swap contracts, written options, interest rate swap contracts, forward foreign currency contracts and foreign currency transactions	(61,765,233)
Net unrealized depreciation on investments, credit default swap contracts, interest rate swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(30,705,642)
Net Assets	$139,299,673

PRICING OF SHARES:
Net Assets	$139,299,673
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	9,613,154
Net assets value, offering and redemption price per share	$14.49

(1) Cost of Investments	$223,023,748

See Notes to Financial Statements.

Semi-Annual Report | November 30, 2015	13

Stone Harbor Emerging Markets Total Income Fund	Statement of Operations
For the Six Months Ended November 30, 2015 (Unaudited)

INVESTMENT INCOME:
Interest	$13,429,312
Dividends	313,862
Total Investment Income	13,743,174

EXPENSES:
Investment advisory fees	1,070,168
Interest on reverse repurchase agreements	232,363
Administration fees	165,413
Custodian fees	34,265
Professional fees	55,328
Printing fees	18,002
Trustee fees	6,284
Transfer agent fees	9,011
Insurance fees	11,253
Other	20,514
Total Expenses	1,622,601
Net Investment Income	12,120,573

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(30,279,073)
Credit default swap contracts	14,128
Written options	347,642
Interest rate swap contracts	(267,143)
Forward foreign currency contracts	(394,751)
Foreign currency transactions	(304,572)
Net realized loss	(30,883,769)
Net change in unrealized appreciation/(depreciation) on:
Investments	6,500,972
Credit default swap contracts	69,286
Interest rate swap contracts	(211,178)
Forward foreign currency contracts	(146,361)
Translation of assets and liabilities denominated in foreign currencies	15,815
Net change in unrealized appreciation	6,228,534
Net Realized and Unrealized Loss on Investments	(24,655,235)
Net Decrease in Net Assets Resulting from Operations	$(12,534,662)

See Notes to Financial Statements.

14	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	November 30, 2015	Year Ended
	(Unaudited)	May 31, 2015

OPERATIONS:
Net investment income	$12,120,573	$18,876,723
Net realized loss on investments, credit default swap contracts, written options, interest rate swap contracts, forward foreign currency contracts and foreign currency transactions	(30,883,769)	(18,673,729)
Net change in unrealized appreciation/(depreciation) on investments, credit default swap contracts, interest rate swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	6,228,534	(25,864,247)
Net decrease in net assets resulting from operations	(12,534,662)	(25,661,253)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,715,285)	(17,430,570)
Net decrease in net assets from distributions to shareholders	(8,715,285)	(17,430,570)

CAPITAL SHARE TRANSACTIONS:

Net Decrease in Net Assets	(21,249,947)	(43,091,823)

NET ASSETS:
Beginning of period	160,549,620	203,641,443
End of period (including undistributed net investment income of $4,405,292 and $1,000,004)	$139,299,673	$160,549,620

OTHER INFORMATION:
Share Transactions:
Beginning shares	9,613,154	9,613,154
Shares outstanding - end of period	9,613,154	9,613,154

See Notes to Financial Statements.

Semi-Annual Report | November 30, 2015	15

Stone Harbor Emerging Markets Total Income Fund	Statement of Cash Flows
For the Six Months Ended November 30, 2015 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(12,534,662)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:	(12,779,461)
Purchase of investment securities	(117,583,333)
Proceeds from disposition of investment securities	130,362,794
Purchase of option contracts	(628,440)
Proceeds from sale of option contracts	3,678,640
Premiums received from written options transactions	465,088
Premiums paid from closing written options transactions	(49,840)
Net sale of short-term investment securities	982,082
Net amortization of discounts and accretion of premiums	(2,770,093)
Net realized (gain)/loss on:
Investments	30,279,073
Written options	(347,642)
Net change in unrealized (appreciation)/depreciation on:
Investments	(6,500,972)
Credit default swap contracts	(69,286)
Interest rate swap contracts	211,178
Forward foreign currency contracts	146,361
Translation of assets and liabilities denominated in foreign currencies	(15,815)
Increase in deposits with brokers for credit default swap contracts, interest rate swap contracts, reverse repurchase agreements, and forward foreign currency contracts	(1,010,743)
Decrease in dividends and interest receivable	685,127
Decrease in interest receivable on credit default swap contracts	78
Decrease in prepaid and other assets	1,193
Decrease in payable due to brokers for credit default swap contracts, interest rate swap contracts, reverse repurchase agreements, and forward foreign currency contracts	(1,160,000)
Decrease in variation margin payable on interest rate swap contracts	(36,274)
Decrease in payable to adviser	(30,707)
Decrease in payable to administrator	(31,417)
Decrease in other payables	(43,247)
Increase in interest due on reverse repurchase agreements	13,757
Decrease in interest payable for interest rate swap contracts	(506)
Net cash provided by operating activities	24,012,394

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash used in reverse repurchase agreements	(16,972,844)
Cash distributions paid	(8,715,285)
Net cash used in financing activities	(25,688,129)

Effect of exchange rates on Cash	15,815

Net decrease in cash	(1,659,920)
Cash, beginning balance	1,684,716
Cash, ending balance	$24,796

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest on reverse repurchase agreements:	$218,606

See Notes to Financial Statements.

16	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For the			For the Period
	Six Months Ended			October 25, 2012
	November 30, 2015	For the Year Ended	For the Year Ended	(Inception) to
	(Unaudited)	May 31, 2015	May 31, 2014	May 31, 2013

Net asset value - beginning of period	$16.70	$21.18	$23.18	$23.88
Income/(loss) from investment operations:
Net investment income(1)	1.26	1.96	1.69	0.95
Net realized and unrealized loss on investments	(2.56)	(4.63)	(1.88)	(0.60)
Total income/(loss) from investment operations	(1.30)	(2.67)	(0.19)	0.35

Less distributions to common shareholders:
From net investment income	(0.91)	(1.81)	(1.56)	(0.85)
From net realized gains	–	–	(0.08)	(0.15)
From tax return of capital	–	–	(0.17)	–
Total distributions	(0.91)	(1.81)	(1.81)	(1.00)

Capital share transactions:
Common share offering costs charged to paid-in capital	–	–	–	(0.05)
Total capital share transactions	–	–	–	(0.05)
Net Decrease in Net Asset Value	(2.21)	(4.48)	(2.00)	(0.70)
Net asset value - end of period	$14.49	$16.70	$21.18	$23.18

Market price - end of period	$12.26	$14.86	$19.95	$23.95

Total Return(2)(3)	(6.84%)	(12.18%)	0.28%	1.12%
Total Return - Market Price(2)(3)	(11.42%)	(17.04%)	(8.58%)	(0.20%)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$139	$161	$204	$223
Ratio of expenses to average net assets	2.24%(4)(5)	2.13%	2.14%	1.87%(4)
Ratio of net investment income to average net assets	16.72%(4)	10.58%	8.25%	6.48%(4)
Ratio of expenses to average managed assets(6)	1.52%(4)(5)	1.47%	1.49%	1.44%(4)
Portfolio turnover rate	61%	79%	91%	112%

Borrowings at End of Period
Aggregate Amount Outstanding (in millions)	$62	$79	$82	$73
Asset Coverage Per $1,000	$3	$3	$3	$4

(1)	Calculated using average shares throughout the period.
(2)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Includes borrowing costs of 0.16% to average net assets and 0.11% to average managed assets.
(6)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.

Semi-Annual Report | November 30, 2015	17

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
November 30, 2015 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Emerging Markets Total Income Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on May 25, 2012 pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund commenced operations on October 26, 2012. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDI.”

The Fund’s investment objective is to maximize total return, which consists of income and capital appreciation from investments in emerging markets securities. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets debt. Emerging markets debt includes fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked or otherwise related to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Credit default swaps are priced by an independent pricing service based off of the underlying terms of the swap. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees (the “Board”). Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value. Over-the-counter traded derivatives (primarily swaps and foreign currency options) are priced by an independent pricing service. Derivatives which are cleared by an exchange are priced by such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

18	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
November 30, 2015 (Unaudited)

Level 3

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the Fund’s investment and financial instruments based on the three-tier hierarchy as of November 30, 2015:

	Level 1 - Quoted	Level 2 - Other	Level 3 - Significant
	and Unadjusted	Significant	Unobservable
Investments in Securities at Value*	Prices	Observable Inputs	Inputs	Total
Sovereign Debt Obligations	$–	$113,731,617	$–	$113,731,617
Corporate Bonds	–	62,605,477	–	62,605,477
Credit Linked Notes	–	–	3,101,305	3,101,305
Exchange Traded Funds	11,563,663	–	–	11,563,663
Short Term Investments	1,176,525	–	–	1,176,525
Total	$12,740,188	$176,337,094	$3,101,305	$192,178,587

Other Financial Instruments**
Assets
Credit Default Swap Contracts	$–	$79,566	$–	$79,566
Forward Foreign Currency Contracts	–	2,394,295	–	2,394,295
Interest Rate Swap Contracts	–	100,634	–	100,634
Liabilities
Forward Foreign Currency Contracts	–	(2,104,488)	–	(2,104,488)
Interest Rate Swap Contracts	–	(226,438)	–	(226,438)
Total	$–	$243,569	$–	$243,569

*	For detailed Country descriptions, see accompanying Statement of Investments.
**

Other financial instruments are derivative instruments not reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

											Net change in
											unrealized
											appreciation/
											(depreciation)
		Accrued		Realized	Change in			Transfer	Transfer	Balance as of	still held at
Investments in	Balance as of	discount/	Return	Gain/	Unrealized		Sales	into	out of	November 30,	November 30,
Securities	May 31, 2015	premium	of Capital	(Loss)*	(Depreciation)*	Purchases	Proceeds	Level 3	Level 3	2015	2015
Credit Linked Notes	$3,026,495	$337,594	$–	$–	$(262,784)	$–	$–	$–	$–	$3,101,305	$(262,784)
Total	$3,026,495	$337,594	$–	$–	$(262,784)	$–	$–	$–	$–	$3,101,305	$(262,784)

*	Realized gain/(loss) and change in unrealized depreciation are included in the related amounts on the investment in the Statement of Operations.

All level 3 investments have values determined utilizing third party pricing information without adjustment.

There were no transfers in or out of Levels 1 and 2 during the period ended November 30, 2015. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

Semi-Annual Report | November 30, 2015	19

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
November 30, 2015 (Unaudited)

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

ETFs and Other Investment Companies Risk: The Fund may invest in an exchange-traded fund (“ETF”) or other investment company. The Fund will be subject to the risks of the underlying securities in which the other investment company invests. In addition, as a shareholder in an ETF or other investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage. The Fund may invest in other investment companies for which the Adviser or an affiliate serves as investment manager or with which the Adviser is otherwise affiliated. The relationship between the Adviser and any such other investment company could create a conflict of interest between the Adviser and the Fund.

In addition to the risks related to investing in investment companies generally, investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index or markets the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, or any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

20	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
November 30, 2015 (Unaudited)

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statement of Investments.

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Total Assets (defined in Note 4) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. As all agreements can be terminated by either party on demand, face value approximates fair value at November 30, 2015. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. For the period ended November 30, 2015, the average amount of reverse repurchase agreements outstanding was $68,911,637, at a weighted average interest rate of 0.66%.

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded by the Fund on the ex-dividend date. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies.

Semi-Annual Report | November 30, 2015	21

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
November 30, 2015 (Unaudited)

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have more than a 50 percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities that tend to have higher yields are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-grade bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

22	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
November 30, 2015 (Unaudited)

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts: The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets & Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign Currency Options: The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. Writing foreign currency options gives the counterparty the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

The Fund had the following transactions in written options during the year ended November 30, 2015.

EDI	Notional Amount	Premiums
Balance as of May 31, 2015	$–	$–
Options Written	28,000,000	465,088
Options Closed	(28,000,000)	(465,088)
Balance as of November 30, 2015	$–	$–

Swap Agreements: The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Semi-Annual Report | November 30, 2015	23

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
November 30, 2015 (Unaudited)

Credit Default Swap Contracts: The Fund may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair Values of derivative instruments on the Statement of Assets & Liabilities as of November 30, 2015:

	Statement of Assets		Statement of Assets
	and Liabilities		and Liabilities
Risk Exposure	Location	Fair Value	Location	Fair Value

Credit Risk (Swap Contracts)	Unrealized appreciation on credit default swap contracts	$79,566	Unrealized depreciation on credit default swap contracts	$–
Interest Rate Risk (Swap Contracts)*	Unrealized appreciation on interest rate swap contracts	100,634	Unrealized depreciation on interest rate swap contracts	(226,438)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	2,394,295	Unrealized depreciation on forward foreign currency contracts	(2,104,488)

Total		$2,574,495		$(2,330,926)

*

The value presented includes cumulative gain/(loss) on open interest rate swap contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable/(payable) as of November 30, 2015.

The number of forward foreign currency contracts, credit default swap contracts, and interest rate swap contracts held at November 30, 2015 is representative of activity during the period ended November 30, 2015.

24	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
November 30, 2015 (Unaudited)

For the period ended November 30, 2015 the effect of derivative instruments on the Statement of Operations were as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Exchange Rate Risk (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options	$347,642	$–
Exchange Rate Risk (Purchased Options)	Net realized gain on investments/Net change in unrealized depreciation on investments	2,428,600	(204,596)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized loss on forward foreign currency contracts/Net change in unrealized depreciation on forward foreign currency contracts	(394,751)	(146,361)
Credit Risk (Swap Contracts)	Net realized gain on credit default swap contracts/Net change in unrealized appreciation on credit default swap contracts	14,128	69,286
Interest Rate Risk (Swap Contracts)	Net realized loss on interest rate swap contracts/Net change in unrealized depreciation on interest rate swap contracts	(267,143)	(211,178)
Total		$2,128,476	$(492,849)

Offsetting Arrangements: Certain derivative contracts and reverse repurchase agreements are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments and reverse repurchase arrangements that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of November 30, 2015.

Offsetting of Derivatives Assets

November 30, 2015
				Gross Amounts Not Offset in the
				Statement of Financial Position
			Net Amounts
		Gross Amounts	Presented In The	Financial
		Offset In The	Statements of Assets	Instruments
	Gross Amounts of	Statements of Assets	and Liabilities	Available for	Cash Collateral	Net Amount
Description	Recognized Assets	and Liabilities	Available for Offset	Offset(a)	Received(a)	Receivable

Forward Foreign
Currency Contracts	$2,394,295	$–	$2,394,295	$(2,104,488)	$–	$289,807
Credit Default Swap Contracts	79,566	–	79,566	–	–	79,566

Total	$2,473,861	$–	$2,473,861	$(2,104,488)	$–	$369,373

Semi-Annual Report | November 30, 2015	25

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
November 30, 2015 (Unaudited)

Offsetting of Derivatives Liabilities

November 30, 2015
				Gross Amounts Not Offset in the
				Statement of Financial Position
			Net Amounts
		Gross Amounts	Presented In The	Financial
	Gross Amounts of	Offset In The	Statements of Assets	Instruments
	Recognized	Statements of Assets	and Liabilities	Available for	Cash Collateral	Net Amount
Description	Liabilities	and Liabilities	Available for Offset	Offset(a)	Pledged(a)	Payable

Forward Foreign
Currency Contracts	$2,104,488	$–	$2,104,488	$(2,104,488)	$–	$–
Reverse Repurchase Agreements	62,229,760	–	62,229,760	(62,229,760)	–	–

Total	$64,334,248	$–	$64,334,248	$(64,334,248)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/accumulated losses are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of November 30, 2015.

The tax character of the distributions paid by the Fund during the fiscal years ended May 31, 2015 was as follows:

Ordinary Income	$17,430,570

Total	$17,430,570

Components of Distributable Earnings on a Tax Basis: As of May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$1,493,754
Accumulated Capital Loss	(29,936,404)
Unrealized Depreciation	(37,879,236)
Cumulative Effect of Other Timing Difference*	(493,750)

Total	$(66,815,636)

*	Other temporary differences due to timing consist of mark-to-market on forward foreign currency contracts and amortization of credit default swap expenses.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended May 31, 2015, certain differences were reclassified. These differences were primarily attributed to the differing tax treatment of foreign currencies and certain other investments. The amounts reclassified did not affect net assets.

26	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
November 30, 2015 (Unaudited)

The reclassifications were as follows:

		Accumulated Net	Accumulated Net Realized
Fund	Paid-in Capital	Investment Income/(Loss)	Gain/(Loss) on Investments

Stone Harbor Emerging Markets Total Income Fund	$–	$(497,296)	$497,296

Capital Losses: As of May 31, 2015 the Fund had capital loss carryforwards which may reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax pursuant to the Code.

Capital losses carried forward were as follows:

Fund	Short-Term	Long-Term
Stone Harbor Emerging Markets Total Income Fund	$8,015,185	$5,528,321

The Fund elects to defer to the period ending May 31, 2016, capital losses recognized during the period November 1, 2014 to May 31, 2015 in the amount of:

Fund		Amount
Stone Harbor Emerging Markets Total Income Fund	$	16,392,898

Unrealized Appreciation and Depreciation on Investments: At November 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Stone Harbor Emerging Markets Total Income Fund
Gross appreciation on investments (excess of value over tax cost)	$–
Gross depreciation on investments (excess of tax cost over value)	(57,742,282)

Net unrealized depreciation	$(57,742,282)

Cost of investments for income tax purposes	$249,920,869

4. ADVISORY FEES, TRUSTEE FEES, ADMINISTRATION FEES, CUSTODY FEES AND TRANSFER AGENT FEES

The Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Total Assets”).

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS receives a monthly fee based on the average daily value of the Fund’s Total Assets.

State Street Bank and Trust Company serves as the Fund’s custodian. Computershare, Inc. serves as the Fund’s transfer agent.

Through December 31, 2014, the Fund paid each Trustee who is not a director, officer, employee or affiliate of the Investment Adviser, a fee of $5,000 per quarter and $250 for each additional meeting of the Board of Trustees in which that Trustee participated. The Fund also reimbursed independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings. Effective January 1, 2015, the Fund, along with the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Investment Funds (collectively, the “Stone Harbor Fund Complex”) paid each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Investment Adviser or any of its affiliates an aggregate fee of $84,000 per year. These fees are allocated over the Stone Harbor Fund Complex based on the average net assets of each fund. Interested Trustees (as defined below) of the Trust are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Fund do not receive compensation for performing the duties of their office.

Semi-Annual Report | November 30, 2015	27

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
November 30, 2015 (Unaudited)

5. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the period ended November 30, 2015, were as follows:

	Purchases		Sales
$	125,612,852	$	146,503,828

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. RECENT ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities that Calculate Net Asset Value Per Share (or its Equivalent).” This is an update to Accounting Standards Codification Topic 820, Fair Value Measurement. ASU 2015-07 removes the requirement to categorize within the fair value hierarchy investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient.

ASU 2015-07 is effective for annual reporting periods beginning on or after December 15, 2015, and interim periods within those annual periods, with retrospective application for all periods presented. Management does not believe the adoption of ASU 2015-07 will have a material effect on the financial statements or disclosures of the Fund.

28	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Summary of Dividend Reinvestment Plan
November 30, 2015 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-390-3910.

Semi-Annual Report | November 30, 2015	29

Stone Harbor Emerging Markets Total Income Fund	Additional Information
November 30, 2015 (Unaudited)

FUND PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the SEC’s website at http://www.sec.gov, or (2) they may be reviewed and copied at the SEC’s Public Reference Room in Washington DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-206-0791, or (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year (1) without charge, upon request, by calling 1-877-206-0791, (2) on the SEC’s website at http://www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to its annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

PRIVACY POLICY

Stone Harbor Emerging Markets Total Income Fund (the “Fund”) has adopted the following privacy policies in order to safeguard the personal information of the Fund’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Fund officers are responsible for ensuring that the following policies and procedures are implemented:

1.

The Fund is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations(1). The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2.

The Fund conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Fund. The Fund does not have any employees. It is anticipated that the trustees and officers of the Fund who are not employees of service providers will not have access to customer records and information in the performance of their normal responsibilities for the Fund.

3.	The Fund may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4.

The Fund may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Fund will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Fund adopts the following procedures:

1.

The Fund will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2.

The Fund will direct each of its Service Providers to adhere to the privacy policy of the Fund and to their respective privacy policies with respect to the Fund’s customer information and to take all action reasonably necessary so that the Fund is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

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Stone Harbor Emerging Markets Total Income Fund	Additional Information
November 30, 2015 (Unaudited)

3.	Each Service Provider is required to promptly report to the officers of the Fund any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)	Generally, Shares of the Fund are held through financial intermediaries which are not considered “customers” of the Fund for purposes of Regulation S-P.

This report, including the financial information herein, is transmitted to the shareholders of Stone Harbor Emerging Markets Total Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

Information on the Fund is available at www.shiplpcef.com or by calling the Fund’s shareholder servicing agent at 1-866-390-3910.

SPECIAL RISKS RELATED TO CYBER SECURITY

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security and other operational and technology failures or breaches of the Fund’s service providers (including, but not limited to, the Adviser, the administrator, the transfer agent and the custodian) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers, financial intermediaries and issuers in which the Fund invests.

ADDITIONAL INFORMATION

The Fund enters into contractual arrangements with various parties, including, among others, the Funds’ Adviser, shareholder service provider, custodian, transfer agent and administrator, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Neither the Fund’s original or any subsequent prospectus or statement of additional information, any press release or shareholder report or any contracts filed as exhibits to the Fund’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by applicable federal or state securities laws that may not be waived.

Semi-Annual Report | November 30, 2015	31

Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers
November 30, 2015 (Unaudited)

The business and affairs of the Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, age and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES
Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Alan Brott 1942 Class I	Chairman of the Audit Committee; Trustee	Trustee: Since 2012 Term Expires: 2017	Columbia University - Associate Professor, 2000-Present; Consultant, 1991-Present.	10	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund, Grosvenor Registered Multi- Strategy Fund, Man FRM Alternative Multi- Strategy Fund, Excelsior Private Markets Fund II, Excelsior Private Markets Fund III, Excelsior Venture Partners III and UST Global Private Markets.
Heath B. McLendon 1933 Class II	Trustee	Trustee: Since 2012 Term Expires: 2018	Retired; formerly Citigroup — Chairman of Equity Research Oversight Committee (retired December 31, 2006).	10	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund.
Patrick Sheehan 1947 Class III	Trustee	Trustee: Since 2012 Term Expires: 2016	Retired; formerly, Citigroup Asset Management-Managing Director and Fixed Income Portfolio Manager, 1991-2002.	10	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund.
Glenn Marchak 1956 Class II	Trustee	Trustee: Since 2015 Term Expires: 2018	Chairman of Audit Committee, Apollo Tactical Income Fund Inc. (February 2013 to Present), Chairman of Audit Committee, Apollo Senior Floating Rate Fund Inc. (December 2010 – Present); Chairman of Audit Committee, Atlanta Equity Advisors/Resolvion (January 2010 – September 2014)	10	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc.

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Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers
November 30, 2015 (Unaudited)

INTERESTED TRUSTEE
Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Thomas K. Flanagan* 1953 Class I	Chairman and Trustee	Trustee: Since 2012 Term Expires: 2017	Since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.	10	Stone Harbor Investment Funds, Stone Harbor Emerging Market Total Income Fund.

OFFICERS
Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President and Chief Executive Officer	Since 2010	Co-portfolio manager of the Fund; since April 2006, Chief Investment Officer of Stone Harbor; prior to April 2006, Chief Investment Officer — North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.
Pablo Cisilino 1967	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since July 2006, Portfolio Manager of Stone Harbor; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc.; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.
James E. Craige 1967	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1992.
David Griffiths 1964	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; joined Salomon Brothers Asset Management Limited in 1993.
David A. Oliver 1959	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since June 2008, Portfolio Manager of Stone Harbor; from 1986 to June 2008, Managing Director in Emerging Market sales and trading at Citigroup.

Semi-Annual Report | November 30, 2015	33

Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers
November 30, 2015 (Unaudited)

OFFICERS (CONTINUED)
Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
William Perry 1962	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since September 2012, Portfolio Manager of Stone Harbor; from August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at J.P. Morgan/Chase.
David Scott 1961	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; joined Salomon Brothers Asset Management Limited in 1983.
Thomas Reynolds 1960	Principal Financial and Accounting Officer	Since April 2014	Since February 2008, Controller of Stone Harbor; from February 2006 to February 2008, Vice President of Portfolio Administration for Goldman Sachs Asset Management; from 1991 to 2006, Citigroup Asset Management.
Amanda Suss 1969	Treasurer	Since April 2014	Since July 2011, Senior Finance Associate of Stone Harbor; from May 2000 to July 2006, Director of Business Operations at Citigroup Asset Management; from April 1994 to April 2000, Mutual Fund Accounting Manager at Smith Barney Asset Management.
Adam J. Shapiro 1963	Chief Legal Officer and Secretary	Since 2010	Since April 2006, General Counsel of Stone Harbor; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.
Jeffrey S. Scott 1959	Chief Compliance Officer	Since 2010	Since April 2006, Chief Compliance Officer of Stone Harbor; from October 2005 to March 2006, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2005, Chief Compliance Officer, Salomon Brothers Asset Management Inc.
Gina Meyer 1980	Assistant Treasurer	Since July 2013	Since August 2013, Assistant Treasurer, RiverNorth Funds; since November 2012, Fund Controller for ALPS Fund Services, Inc.; from January 2011 to October 2012, Manager of Fund Accounting for Jackson National Asset Management; from August 2008 to January 2011, Supervisor of Fund Accounting for Jackson National Asset Management.
Vilma V. DeVooght 1977	Assistant Secretary	Since February 2015	Vice President, Senior Counsel, ALPS, since 2014; Associate Counsel, First Data Corporation 2012 to 2014; Legal Counsel, Invesco 2009 to 2011; Secretary Centaur Funds.

*	Mr. Flanagan is an interested person of the Trust (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with the Adviser.
(1)	The business address of each Trustee and Officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)	Each Trustee serves until retirement, resignation or removal from the Board. Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

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Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers
November 30, 2015 (Unaudited)

(3)

The term “Fund Complex” as used in this table includes the Fund and the following registered investment companies: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, Stone Harbor Emerging Markets Debt Blend Fund and Stone Harbor Emerging Markets Income Fund. As of November 30, 2015, the Stone Harbor Emerging Markets Debt Blend Fund had not commenced operations.

Semi-Annual Report | November 30, 2015	35

Stone Harbor Emerging Markets Total Income Fund	Benchmark Descriptions
November 30, 2015 (Unaudited)

Index	Description
J.P. Morgan EMBI Global Diversified	The J.P. Morgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.
J.P. Morgan CEMBI Broad Diversified	The J.P. Morgan CEMBI Broad Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.
J.P. Morgan GBI-EM Global Diversified	The J.P. Morgan GBI-EM Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.

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INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street 16th

Floor New York,

New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

CUSTODIAN

State Street Bank and Trust Company

One Iron Street

Boston, MA 02210

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Effective July 2015, Kumaran Damodaran joined the Portfolio Management team of the Registrant.

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Kumaran Damodaran, PhD Birth Year: 1972	Portfolio Manager	Since 2015	Co-portfolio manager of the Fund, since July 2015 Portfolio Manager of Stone Harbor; from 2012 to 2015, Lead Emerging Markets Macro Portfolio Manager for GLG Partners. From 2008 to 2012, Executive Vice President and Emerging Markets Portfolio Manager at PIMCO. Prior to PIMCO, Senior Vice President and Trader in Latin American Local Market Rate Derivatives at Lehman Brothers for over five years.

(a)(2) As of November 30, 2015, the Portfolio Manager listed above is also responsible for the day-to-day management of the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Kumaran Damodaran, PhD	8	6,093,019,516	16 [1]	10,534,928,673	64 [2]	16,377,593,893

# of Accounts does not include investors in Stone Harbor’s pooled vehicles.

1 Four accounts invested in Stone Harbor’s pooled investment vehicles of combined total market value $358,372,443 are subject to a performance-based advisory fee. One segregated account of total market value $341,458,285 is also subject to a performance-based fee.

2 Four segregated accounts of total market value $3,405,254,350 are subject to a performance-based fee.

Potential Conflicts of Interest

Potential Conflicts of Interest

Potential conflicts of interest may arise when one of the Fund’s portfolio managers has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Investment Manager and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Investment Manager and the individuals that it employs. For example, the Investment Manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Investment Manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among similarly-managed funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Investment Manager and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Use of Leverage.  During periods in which the Fund is using leverage, the fees paid to the Investment Manager, which may directly or indirectly affect the portfolio manager’s compensation, for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Total Assets, including assets attributable to any Borrowings and/or to any Preferred Shares, which may create an incentive for the portfolio manager to leverage the Fund or to leverage using strategies that increase the Investment Manager’s fee.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Investment Manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Investment Manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the Investment Manager and its affiliates.

 (a)(3) Portfolio Manager Compensation as of November 30, 2015.

The Investment Manager is 100% employee owned, which gives its personnel a direct stake in the success of the firm. In addition to a share in firm ownership, this compensation program includes a salary commensurate with experience and a performance-based bonus.

The overall compensation structure for the Fund’s portfolio managers is based on three components: (a) base remuneration; (b) discretionary performance-based bonus; and (c) profit participation.

Portfolio managers are compensated on pre-tax investment performance versus both the applicable benchmark and peer group as measured on a one-, three- and five-year horizon equally weighted. For these purposes, the benchmark for the Fund is a blend of the J.P. Morgan GBI-EM Global Diversified Bond Index, the J.P. Morgan EMBI Global Diversified Bond Index and the J.P. Morgan Corporate Emerging Markets Bond Index. Analysts are compensated on credit performance versus the applicable benchmark for the same periods. All employees will also participate in firm profit-sharing.

(a)(4) Dollar Range of Securities Owned as of November 30, 2015.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Kumaran Damodaran	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Total Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Emerging Markets Total Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 8, 2016

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/Principal Accounting Officer

Date:	February 8, 2016